ACCOUNTS RECEIVABLE (Tables)	12 Months Ended
Dec. 31, 2025
ACCOUNTS RECEIVABLE.
Schedule of accounts receivable

	2025	2024
Accounts receivable	$—	$134,960
Allowance for CECL	—	(134,960)
Accounts receivable, net	$—	$—

Schedule of CECL rates used to calculate current expected credit losses

The following CECL rates were used to calculate expected credit losses for the year ended December 31, 2024.

Age of accounts receivable	Over 365 days
Historical loss rate	20.00%
Adjustment rate	80.00%
CECL rate	100.00%